Exhibit 10.1

FIRST AMENDMENT TO SECURITIES PURCHASE AGREEMENT

This FIRST AMENDMENT TO SECURITIES PURCHASE AGREEMENT (this “Amendment”) is dated effective as of November 20, 2023 (the “Amendment Effective Date”), by and among Grom Social Enterprises, Inc., a Florida corporation (the “Company”), and Generating Alpha Ltd., a Saint Kitts and Nevis corporation (the “Buyer,” and together with the Company, the “Parties”).

RECITALS

WHEREAS, the Company and the Buyer entered into and executed that certain Securities Purchase Agreement, dated as of November 9, 2023 (such Securities Purchase Agreement, together with all amendments, modifications, substitutions, or replacements thereof, collectively referred to as the “SPA”), pursuant to which the Company has agreed to sell two convertible promissory notes of the Company (each, a “Note” and collectively, the “Notes”), with each Note having an initial principal amount of $4,000,000, for a price of $3,640,000 per Note;

WHEREAS, in connection with the purchase and sale of the Notes, the Company has agreed to issue to the Buyer warrants (each, a “Warrant” and collectively, the “Warrants”) to acquire a total of 3,028,146 shares of the Company’s Common Stock, par value $0.001 per share (the “Common Stock”) (the issuance of the Warrants together with the purchase and sale of the Notes, the “Transactions”);

WHEREAS, the issuance of the Notes and the Warrants shall occur at two closings (the “First Closing” and the “Second Closing”, each a “Closing”);

WHEREAS, currently, pursuant to the SPA, the Warrant to be issued at the First Closing shall be a Warrant for 1,514,073 shares of Common Stock and shall have an exercise price of $1.78 per share of Common Stock, and the Warrant to be issued at the Second Closing shall be a Warrant for 1,514,073 shares of Common Stock and shall have an exercise price of $0.001 per share of Common Stock;

WHEREAS, the Parties wish (i) the Warrants to be issued at the First Closing to be (a) a Warrant A for 757,036 shares of Common Stock with an exercise price of $1.78 per share of Common Stock and (b) a Warrant B for 757,036 shares of Common Stock with an exercise price of $.001 per share of Common Stock (together, the “First Closing Warrants”), and (ii) the Warrants to be issued at the Second Closing to be (a) a Warrant C for 757,036 shares of Common Stock with an exercise price of $1.78 per share of Common Stock and (b) a Warrant D for 757,036 shares of Common Stock with an exercise price of $.001 per share of Common Stock (together, the “Second Closing Warrants”); and

WHEREAS, the Parties have agreed to amend the SPA as provided herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants of the parties hereinafter expressed and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, each intending to be legally bound, agree as follows:

1. Recitals. The recitations set forth in the preamble of this Amendment are true and correct and incorporated herein by this reference.

2. Capitalized Terms. All capitalized terms used in this Amendment shall have the same meaning ascribed to them in the SPA, except as otherwise specifically set forth herein.

3. Conflicts. In the event of any conflict or ambiguity by and between the terms and provisions of this Amendment and the terms and provisions of the SPA, the terms and provisions of this Amendment shall control, but only to the extent of any such conflict or ambiguity.

1

4. Amendment to SPA.

4.1. The SPA is hereby amended by deleting Section 2.01(b) thereof in its entirety and replacing it with the following:

“In connection with the purchase and sale of the Notes, the Company shall issue to the Buyer warrants to acquire a total of 3,028,146 shares of Common Stock, each substantially in the form as attached hereto as Exhibits B-1, B-2, B-3, and B-4 (each, a “Warrant” and collectively, the “Warrants”). The Warrants to be issued at the First Closing (as defined below) shall be (i) a Warrant A for 757,036 shares of Common Stock with an exercise price of $1.78 per share of Common Stock (substantially in the form of Exhibit B-1 annexed hereto) and (ii) a Warrant B for 757,036 shares of Common Stock with an exercise price of $.001 per share of Common Stock (substantially in the form of Exhibit B-2 annexed hereto) (together with Warrant A, the “First Closing Warrants”). The Warrants to be issued at the Second Closing (as defined below) shall be (i) a Warrant C for 757,036 shares of Common Stock with an exercise price of $1.78 per share of Common Stock (substantially in the form of Exhibit B-3 annexed hereto) and (ii) a Warrant D for 757,036 shares of Common Stock with an exercise price of $.001 per share of Common Stock (substantially in the form of Exhibit B-4 annexed hereto) (together with Warrant C, the “Second Closing Warrants”).”

4.2. The SPA is hereby further amended by replacing all references therein to “First Closing Warrant” and “Second Closing Warrant,” respectively, with “First Closing Warrants” and “Second Closing Warrants”, respectively.

4.3. Exhibit B of the SPA is hereby deleted in its entirety.

4.4. Appendices B-1, B-2, B-3, and B-4 of this Amendment are hereby added to the SPA as Exhibits B-1, B-2, B-3, and B-4, respectively.

5. Effect on Agreement and Transaction Documents. Except as expressly amended by this Amendment, all of the terms and provisions of the SPA and the other Transaction Documents shall remain and continue in full force and effect after the execution of this Amendment, are hereby ratified and confirmed, and incorporated herein by this reference.

6. Execution. This Amendment may be executed in one or more counterparts, all of which taken together shall be deemed and considered one and the same Amendment. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf’ format file or other similar format file, such signature shall be deemed an original for all purposes and shall create a valid and binding obligation of the party executing same with the same force and effect as if such facsimile or “.pdf’ signature page was an original thereof.

[Signatures on the following page]

2

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first above written.

Grom Social Enterprises, Inc.

By: /s/ Darren Marks
Name: Darren Marks
Title: Chief Executive Officer

Generating Alpha Ltd.

By: /s/ Maria Cano
Name: Maria Cano
Title: Director

3

Appendix B-1

Exhibit B-1 to the SPA - Form of Warrant A

(Attached)

4

Appendix B-2

Exhibit B-2 to the SPA - Form of Warrant B

(Attached)

5

Appendix B-3

Exhibit B-3 to the SPA - Form of Warrant C

(Attached)

6

Appendix B-4

Exhibit B-4 to the SPA - Form of Warrant D

(Attached)

7